Securities and Exchange Commission
                             Washington, D.C.  20549



                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





        Date of Report (Date of Earliest Event Reported): January 31st, 2000




                        Commission File Number:   0-30018



                             MERIDIAN HOLDINGS, INC.
             (Exact name of registrants specified in its charter)




               COLORADO                                 52-2133742

     (State or other jurisdiction of                (I.R.S. Employer
      incorporation or organization)                Identification No.)


                         900 Wilshire Avenue, Suite 500
                          Los Angeles, California 90017
                       (213) 627-8878 Fax: (213) 627-9183



    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  Of Registrant's Principal Executive Offices)




















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
ITEM  5.  OTHER  EVENTS

      On April 11, 2000, the Board of Directors approved the amendment of the article of incorporation of the registrant, whereby the total number of authorized shares was increased to 100,000,000 Common Stock, and 20,000,000 Preferred Stock all at $.001 par value.

ITEM  7.   FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a)   FINANCIAL  STATEMENTS  OF  BUSINESSES  ACQUIRED.
           (None)

     (c)   EXHIBITS.

EXHIBIT ITEM.     DESCRIPTION
------------     -------------

Exhibit  A   -   Form 8-A registration statement

Exhibit  B   -   Amended Articles of Incorporation or registrant

Exhibit  C   -   Sample copy of the new stock certificate


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Meridian  Holdings,  inc.
                                       (Registrant)

Date:  April 11th, 2000                By:/s/  Anthony  C.  Dike
                                      -----------------------------------------
                                       Anthony  C.  Dike
                                       (Chairman, Chief Executive Officer,
                                        and Secretary)















































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

Exhibit  A   -   Form 8-A registration statement

                                 FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSIONS
                             Washington, D.C.  20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             Meridian Holdings, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

             Colorado                                     52-2133742
  ------------------------             ---------------------------------------
    (State of Incorporation              (I.R.S. Employer Identification Number)
     or  Organization)

              900 Wilshire Blvd., Suite 500, Los Angeles, CA  90017
         --------------------------------------------------------------
                    (Address of Principal Executive Offices)

If  this  form  relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ X ]

If  this  form  relates to the registration of a class of securities pursuant to
Section  12(g)  of  the  Exchange  Act  and  is  effective  pursuant  to General
Instruction  A.(d),  check  the  following  box.  [   ]

Securities  Act  registration  statement file number to which this form relates:
(if  applicable):  Not  applicable

Securities  to  be  registered  pursuant  to  Section  12(b)  of  the  Act:

                                             Name  of  each  Exchange
        Title  of  Each  Class                  on  Which  Each  Class
         to  be  registered                    is  to  be  Registered
        -------------------                  ---------------------

   Common  Stock,  $.001  Par  Value                   NASDAQ  OTC:BB

Securities  to  be  registered  pursuant  to  Section  12(g)  of  the Act:  None






































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ITEM  1.  DESCRIPTION  OF  REGISTRANT'S  SECURITIES  TO  BE  REGISTERED.

     This Registration Statement relates to the Common Stock, $.001 par value, of Meridian Holdings, Inc. (the "Company" or "Registrant"). Following is a description of the capital stock of the Company:

COMMON  STOCK

     The authorized capital stock of the Company includes 100,000,000 shares of $.001 par value Common Stock. All shares have equal voting rights and are fully paid and non-assessable. Voting rights are not cumulative, and, therefore, the holders of more than 50% of the Common Stock of the Company could, if they chose to do so, elect all the Directors.

     Upon liquidation, dissolution or winding up of the Company, the assets of the Company would be distributed pro rata to the holders of the Common Stock subject to any prior rights of any holders of preferred stock. The holders of the Common Stock do not have preemptive rights to subscribe for any securities of the Company and have no right to require the Company to redeem or purchase their shares. The shares of Common Stock presently outstanding are fully paid and non-assessable.

     Holders of Common Stock are entitled to share equally in dividends when, as and if declared by the Board of Directors of the Company, out of funds legally available therefor, subject to the dividend obligations, if any, to holders of preferred stock. The Company has not paid any cash dividends on its Common Stock, and it is unlikely that any such dividends will be declared in the foreseeable future.

PREFERRED  STOCK

     The authorized capital of the Company also includes 20,000,000 shares of $.001 par value preferred stock. The preferred stock may be issued from time to time in one or more series, and the board of directors, without further approval of the stockholders, is authorized to fix the dividend rates and terms, conversion rights, voting rights, redemption rights and terms, liquidation preferences and any other rights, preferences, privileges and restrictions applicable to each series of preferred stock. The purpose of authorizing the board of directors to determine such rights, preferences, privileges and restrictions is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing flexibility in connection with possible acquisitions and other corporate purposes, could, among other things, adversely affect the voting power of the holders of common stock and, under some circumstances, make it more difficult for a third party to gain control of the Company. There are no shares of preferred stock outstanding and no series of shares have yet been designated.

REPORTS  TO  INVESTORS

     The Company intends to provide holders of its securities with annual reports containing financial statements. The Company also will issue quarterly or other interim reports to its stockholders as it deems appropriate.

TRANSFER  AGENT

     Corporate Stock Transfer 3200 Cherry Creek Drive South, Suite 430 Denver, Colorado 80209, serves as the transfer agent for the Common Stock of the Company.

ITEM  2.  EXHIBITS.

     The  following  exhibits  are  filed  with  this  Registration  Statement:

EXHIBIT
NUMBER    DESCRIPTION                                LOCATION

 3.1      Certificate  of  Amendment           Included  with  current  filing.
          of  the  Articles  of
          Incorporation

 3.2      Specimen  Stock                     Included  with  current  filing.
          Certificates

                                  SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                    Meridian  Holdings,  Inc.


Dated:  April  11,  2000                              By:/s/  Anthony  C.  Dike,
                                                   Anthony C. Dike, Chairman/CEO

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
Exhibit  3.1
              CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

                                       OF

                             MERIDIAN HOLDINGS, INC.


The  undersigned  certify  that:

They are the President and the Secretary, respectively, of MERIDIAN HOLDINGS, INC., a Colorado corporation.

Article FIVE of the Articles of Incorporation of this corporation is amended to read as follows:

STOCK  CLASS          AUTHORIZED  SHARES             PAR  VALUE
Common  Stocks          100,000,000                  0.001  par  value
Preferred  Stocks        20,000,000                  0.001  par  value

The foregoing amendment of Articles of Incorporation has been duly approved by the Board of Directors

The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 7 - 108 - 202 of the Colorado Business Corporations Act. The total number of outstanding shares of the corporation is 31,157,500 shares. The 25 million number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.

We further declare under penalty of perjury under the laws of the State of Colorado that the matters set forth in this certificate are true and correct of our own knowledge.


Dated:  April  11,  2000                    /s/  Anthony  C.  Dike
                                                 _____________________
                                                 President/Secretary















































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Exhibit  3.2

Specimen  Stock  Certificate

                       (SEE RESTRICTIVE LEGEND ON REVERSE)

                             MERIDIAN HOLDINGS, INC.
               INCORPORATED UNDER THE LAW OF THE STATE OF COLORADO
             AUTHORIZED: 100,000,000 COMMON SHARES, $.001 PAR VALUE


[NUMBER]                                                              [SHARES]




This  certifies  ______________________________________________  [CUSIP  XXXXXX]

Is  the  owner  of_______________________________________________


        Fully Paid and Non-Assessable Common Shares, $.001 Par Value, of


                             Meridian Holdings, Inc.

Transferable on the books of the Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Colorado, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This Certificate is not valid until countersigned by the Transfer Agent.

   Witness, the facsimile seal on the Corporation and the facsimile signature of its duly authorized officer.

Dated:  __________           [Corporate  Seal]


                                                       /s/  Anthony  C.  Dike
                                                        President/Secretary

Countersigned:
Corporate  Stock  Transfer
3200  Cherry  Drive  South  Suite  430
Denver,  Colorado  80209










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